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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported): FEBRUARY 21, 1997
                                                  -----------------

                              NEMATRON CORPORATION
             (Exact name of registrant as specified in its charter)

                  MICHIGAN                                     0-21142                     38-2483796
                  --------                                     -------                     ----------
      (State or other jurisdiction of incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)



              5840 INTERFACE DRIVE, ANN ARBOR, MICHIGAN        48103
              ------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

                                 (313) 994-0501
                                 --------------
                        (Registrant's telephone number)








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                                  INFORMATION

ITEM 5 - OTHER EVENTS.

On February 21, 1997, Nematron Corporation issued a press release announcing that on February 20, 1997 it had signed a definitive agreement to acquire Intec Controls Corp. of Walpole, Massachusetts.

The press release is filed as Exhibit 99 to this Form 8-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Nematron Corporation
                                             --------------------
                                                 (Registrant)


February 24, 1997                            /s/ David P. Gienapp
-----------------                            --------------------
                                             Secretary, Treasurer
                                             and V.P. Finance and
                                             Administration


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                                EXHIBIT INDEX


99      News Release